UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 7, 2010 (December 31, 2009)

Date of Report (date of Earliest Event Reported)

HUDSON HOLDING CORPORATION

(Exact Name of Company as Specified in its Charter)

DELAWARE	000-15936	20-3766053
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

111 Town Square Place, Suite 1500A

Jersey City, New Jersey 07310

(Address of principal executive offices and zip code)

(201) 216-010

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Hudson’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Hudson’s actual results to differ from management’s current expectations are contained in Hudson’s filings with the Securities and Exchange Commission. Hudson undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry into a Material Definitive Agreement.

On December 31, 2009 the Company completed a private placement offering of $500,000 of its common stock at a purchase price of $0.25 a share. The offering was subscribed by an institutional investor pursuant to a Securities Purchase Agreement on the same terms as the private placement offering completed in the Company’s November 12, 2009 offering. In connection with the financing, Hudson issued 2,000,000 shares of common stock representing 3% of the outstanding stock based upon a total of 67,769,537 shares outstanding. The investor and the Company also entered into a joinder agreement to the Registration Rights agreement dated as of October 14, 2009 which provides for two “demand” registrations at the Company’s expense. These securities were offered and sold in reliance upon exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act promulgated there under. No fees or commissions were paid by the Company in connection with the transaction. Such securities were sold exclusively to one accredited investor as defined by Rule 501(a) under the Act.

ITEM 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1    Form of Securities Purchase Agreement dated as of December 30, 2009.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUDSON HOLDING CORPORATION

Date: January 7, 2010	ANTHONY M. SANFILIPPO
Anthony M. Sanfilippo Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Form of Securities Purchase Agreement dated as of December 30, 2009.

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